SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report:  November 18, 2004
(Date of earliest event reported)

UNIVERSAL ACCESS GLOBAL HOLDINGS INC.

(Exact name of registrant as specified in the charter)

Delaware	0-28559	36-4408076
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 South Wacker Drive, Suite 1200, Chicago, IL 60606

(Address of Principal Executive Offices)

(312) 660-5000

(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01.  ENTRY INTO A MATERIAL DEFINITIVE CONTRACT

On November 18, 2004, Universal Access, Inc. (“UAI”), a subsidiary of Universal Access Global Holdings Inc. (UAXSQ.PK), entered into a letter agreement with AT&T Corp.  The letter agreement provides that until December 3, 2004, the parties’ purchase and receipt of certain telecommunications data services will continue to be governed by the terms of the Data Services Terms and Pricing Attachment between AT&T Corp. and UAI (the “Data Attachment”).  The Data Attachment is a part of the parties’ Amended and Restated AT&T Master Carrier Agreement executed by UAI on June 19, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2004

UNIVERSAL ACCESS GLOBAL HOLDINGS INC.

/s/ Randall R. Lay

Randall R. Lay, Chief Executive Officer